Exhibit 99.1

AMENDMENT NO. 3 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 11, 2007 (the “Third Amendment Effective Date”), by and among (a) Dominion Homes, Inc. (the “Company”), (b) the institutions from time to time (individually a “Lender” and collectively the “Lenders”) party to the Credit Agreement (as defined below) signatory hereto, (c) The Huntington National Bank (“Huntington”) in its separate capacity as administrative agent (with its successors in such capacity, the “Administrative Agent”) for the Lenders and (d) Silver Point Finance, LLC (“Silver Point”) in its separate capacity as senior administrative agent (with its successors in such capacity, the “Senior Administrative Agent”) for the Lenders. This Amendment amends and modifies a certain Third Amended and Restated Credit Agreement dated as of December 29, 2006 (as amended by a certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of January 26, 2007 and a certain Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of March 2, 2007, and as further amended, supplemented, restated or otherwise modified to the date hereof, the “Credit Agreement”) by and among (a) the Company, as borrower, (b) the Lenders, as lenders, (c) the Senior Administrative Agent, (d) the Administrative Agent and (e) each of Huntington and Silver Point, each in its separate capacity as an issuing bank under the Credit Agreement (each an “Issuing Bank” and collectively, the “Issuing Banks”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A. As of December 29, 2006, the Company, the Lenders, the Senior Administrative Agent, the Administrative Agent and the Issuing Banks executed and delivered the Credit Agreement setting forth the terms of certain loans, extensions of credit and other financial accommodations to the Company.

B. Certain unwaived Events of Default have occurred and are continuing under the Credit Agreement, including, without limitation, those Events of Default arising under Section 8.13 of the Credit Agreement by reason of the Company’s failure to comply with (i) the Minimum EBITDA covenants contained in Section 8.13(a)(i) and Section 8.13(b)(i) therein for the Fiscal Quarter ended June 30, 2007, (ii) the Minimum Consolidated Gross Profit covenant contained in Section 8.13(a)(iv) therein for the Fiscal Quarter ended June 30, 2007 and (iii) the Minimum Net Worth covenants contained in Section 8.13(a)(vi) and Section 8.13(b)(vi) therein for the Fiscal Quarter ended June 30, 2007 (the “Specified Events of Default”). There may be other Defaults or Events of Default of which the Agents and the Lenders are not currently aware.

C. The Company has requested that the Lenders, the Senior Administrative Agent and the Administrative Agent amend and modify certain terms in the Credit Agreement to allow for Overadvances (as hereinafter defined) to be made by the Revolving Lenders from the Third Amendment Effective Date until the Overadvance Maturity Date (as hereinafter defined), and the Lenders signatory hereto, the Senior Administrative Agent and the Administrative Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. No Waiver; All Rights Reserved. The parties hereto agree that nothing contained herein is intended to or shall be construed as a waiver or forbearance of any of the rights, remedies, and powers of any Agent or any Lender against the Company, any Guarantor or the Collateral, or a waiver of any Defaults or Events of Default (including the Specified Events of Default), whether specified herein or otherwise, as an agreement to make additional Loans or Overadvances or otherwise extend credit to the Company under the Credit Agreement, or a consent to any departure by any Credit Party from the express provisions of the Credit Agreement or the other Loan Documents. Each Agent and each Lender hereby expressly reserves all of its remedies, powers, rights, and privileges under the Credit Agreement or the other Loan Documents, at law, in equity, or otherwise, including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 10.2 of the Credit Agreement. Please be advised that none of the Agents or the Lenders has any obligation to forbear from enforcing its rights and remedies with respect to any Default or Event of Default, including the Specified Events of Default. Any forbearance must be in writing and agreed to by the applicable Agents and Lenders. As a result of the Specified Events of Default, no Agent or Lender has any further obligation to make any Loans or otherwise extend credit to the Company under the Credit Agreement and the Agents and the Lenders reserve their right to exercise any of their rights and remedies under the Credit Agreement in their sole discretion for any reason and at any time. The fact that any Agent or Lender has in the past and may in the future make extensions of credit (including any Overadvances provided hereunder) to the Company in the exercise of its sole discretion shall not be construed as a waiver of any Default or Event of Default (including, without limitation, the Specified Events of Default) or of each Agent’s and Lender’s rights and remedies with respect to such Events of Default, as an agreement by any Agent or Lender to make Loans or Overadvances or otherwise extend credit to the Company now or in the future or to establish a course of conduct so as to justify an expectation by the Company that any Agent or any Lender will make any future extensions of credit.

2. Amendments to Existing Credit Agreement.

(a) Section 1.3(a), “Revolving Loans,” of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Revolving Loans. (i) Subject to the terms and conditions hereof, each Revolving Lender hereby severally (and not jointly) agrees to make revolving loans in Dollars (each individually a “Revolving Loan” and collectively the “Revolving Loans”) to the Company from time to time during the period from the initial advance hereunder on the Closing Date to the Business Day prior to the Revolving Loan Commitment Maturity Date, in an amount not to exceed at any time outstanding such Revolving Lender’s Revolving Loan Commitment at such time; provided, that the aggregate amount of the Revolving Loans made to the Company by each Revolving Lender at any time shall not exceed such Revolving Lender’s Pro Rata Share of the Revolving Loan Availability on such date. All Revolving Loans hereunder shall be made by such Revolving Lenders simultaneously and proportionately to their then respective Revolving Loan Commitments.

(ii) Any contrary provision of this Agreement notwithstanding, the Revolving Lenders agree to make Revolving Loans in Dollars to the Company at any time that the Revolving Loan Obligations are in excess of the Borrowing Base in an aggregate principal amount not to exceed $2,000,000 outstanding at any one time (each such Revolving Loan individually, an “Overadvance”, and collectively, the “Overadvances”); provided that (i) the availability of such Overadvances is subject to the Loan Parties’ compliance with Section 6.2 (other than with respect to the Specified Events of Default); (ii) any such Overadvances may only be made during the period from the Third Amendment Effective Date until the Overadvance Maturity Date and shall be paid in full on the Overadvance Maturity Date; (iii) the aggregate amount of Overadvances outstanding at any one time shall not exceed the Overadvance Limit; (iv) the Revolving Lenders shall be prohibited from making Overadvances to the extent that the making thereof would cause the Revolving Loan Obligations to exceed the Revolving Loan Commitment and (v) the aggregate amount of Overadvances made to the Company by each Revolving Lender at any time shall not exceed such Revolving Lender’s Pro Rata Share of the Revolving Loan Commitment or the aggregate outstanding amount of Overadvances on such date.”

(b) Section 1.3(b), “Revolving Loan Maximum Amount,” of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Revolving Loan Maximum Amount. In addition to the foregoing limitation, the Revolving Loan Obligations (excluding any Overadvances) shall at no time exceed the Revolving Loan Maximum Amount.”

(c) Section 1.3(c), “Frequency and Amount of Advances,” of the Credit Agreement is hereby amended by inserting the phrase “(including the Overadvances)” after the words “repay any outstanding advance”.

(d) Section 1.3(d), “Notices of Borrowing,” of the Credit Agreement is hereby amended by replacing the phrase “and (iv) instructions for the disbursement of the proceeds of the advance” with the phrase “(iv) whether the proposed advance will be an Overadvance and (v) instructions for the disbursement of the proceeds of the advance”.

(e) Section 1.3(f), “Use of Proceeds of Revolving Loans,” of the Credit Agreement is hereby amended by inserting (i) the words “(including the Overadvances)” after the phrase “The proceeds of the Revolving Loans” in the first sentence thereof and (ii) the words “(including the Overadvances)” after the phrase “no proceeds of Revolving Loans” in the second sentence thereof.

(f) Section 1.3(g), “Revolving Loan Commitment Maturity Date” of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g) Revolving Loan Commitment Maturity Date. The Revolving Loan Commitments shall terminate, and all outstanding Revolving Loan Obligations shall be paid in full (or, in the case of unmatured Letter of Credit Obligations, provision for payment of cash collateral shall be made to the satisfaction of each Issuing Bank having outstanding Letter of Credit Obligations and the Senior Administrative Agent), on the Revolving Loan Commitment Maturity Date. Each Lender’s obligation to make Revolving Loans shall terminate at the close of business of the Senior Administrative Agent on the Business Day immediately preceding the Revolving Loan Commitment Maturity Date. All outstanding Overadvances shall be paid in full on the Overadvance Maturity Date and each Revolving Lender’s obligation to make Overadvances shall terminate at the close of business of the Senior Administrative Agent on the Business Day immediately preceding the Overadvance Maturity Date.”

(g) Section 1.3(h), “Interest,” of the Credit Agreement is hereby amended by inserting the phrase “(including the Overadvances)” after the words “Accrued interest under the Revolving Loans”.

(h) Section 3.1(a), “Term A Loans and Revolving Loans,” of the Credit Agreement is hereby amended by (i) replacing the words “All Term A Loans and Revolving Loans (collectively, the “First Lien Loans”)” with the words “All Term A Loans, Overadvances and Revolving Loans (collectively, the “First Lien Loans”)”.

(i) Section 3.3(a), “Voluntary Prepayments,” of the Credit Agreement is hereby amended by inserting the phrase “and Section 3.17” after the words “Subject to Section 3.3(e)” in subsection (i) thereof.

(j) Section 3.15, “Mandatory Prepayment of Revolving Loans,” of the Credit Agreement is hereby amended and restated in its entirety as follows”

“The Company shall make a mandatory reduction or repayment of the Revolving Loan Obligations if at any time the sum of the Revolving Loan Obligations (excluding any Overadvances) exceeds the Revolving Loan Maximum Amount, in an amount equal to such difference.”

(k) Section 3.17(a), “Application of Voluntary Prepayments of Loans,” of the Credit Agreement is hereby amended by inserting the following at the end of the first sentence thereof:

“provided, that any voluntary prepayment of any Revolving Loans or permanent reduction of the Revolving Commitment shall first be applied to repay outstanding Overadvances or permanently reduce the Overadvance Limit, as the case may be.”

(l) Section 3.17(b), “Application of Mandatory Prepayments,” of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Application of Mandatory Prepayments. Except as required pursuant to Section 10.3 after the occurrence and during the continuation of an Event of Default, any mandatory prepayment of any Loan pursuant to Section 3.16 shall be applied as follows:

first, to the payment of all expenses and fees to the full extent thereof;

second, to the payment of any accrued interest on the Overadvances;

third, to prepay the Overadvances to the full extent thereof;

fourth, to the payment of any accrued interest (other than in respect of any Overadvances) and Letter of Credit fees at the Default Rate, if any;

fifth, to the payment of the Term A Loan Applicable Prepayment Premium, the Term B Loan Applicable Prepayment Premium and/or the Term B Loan Make-Whole Premium (as applicable);

sixth, to the payment of any accrued interest and Letter of Credit fees on the applicable Loans (other than the Overadvances) being prepaid (other than that calculated at the Default Rate);

seventh, in the case of any mandatory prepayment of the Revolving Loans (other than the Overadvances), to prepay the Revolving Loans to the full extent thereof;

eighth, in the case of any mandatory prepayment of the Revolving Loans (other than the Overadvances), to prepay outstanding reimbursement and other funding obligations with respect to Letters of Credit;

ninth, in the case of any mandatory prepayment of the Revolving Loans (other than the Overadvances), to cash collateralize Letters of Credit in a manner satisfactory to Senior Administrative Agent;

tenth, in the case of any mandatory prepayment of Term A Loans, to prepay Term A Loans and shall be further applied ratably to reduce the remaining scheduled Installments of principal of the Term A Loans; and

eleventh, in the case of any mandatory prepayments of Term B Loans, to prepay Term B Loans.”

(m) Section 10.1(a), “Event of Default,” of the Credit Agreement is hereby amended by inserting the phrase “on the Loans” after the words “fails to make any payment of principal or interest.”

(n) Section 10.3, “Application of Payments,” of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.3 Application of Payments. After the occurrence and during the continuance of an Event of Default, the Senior Administrative Agent may, and upon the acceleration of the Obligations or at the written direction of the Required Lenders, which direction shall be consistent with the last sentence of this Section 10.3, shall, apply all payments, other than any payment made as a result of offset from a L/C Cash Collateral Account while any Letter of Credit Obligation is outstanding, and prepayments in respect of any Obligations and all funds on deposit in the following order:

first, to pay interest on and then principal of any portion of the Loans which the Senior Administrative Agent may have advanced on behalf of any Lender for which the Senior Administrative Agent has not then been reimbursed by such Lender or the Company;

second, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Senior Administrative Agent;

third, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Administrative Agent;

fourth, ratably to pay Obligations in respect of any fees, expenses, premiums, reimbursements or indemnities then due to the Revolving Lenders in connection with the Overadvances;

fifth, ratably to pay interest due in respect of the Overadvances;

sixth, ratably to pay or repay principal outstanding on the Overadvances;

seventh, ratably to pay Obligations in respect of any fees, expenses, premiums (including the Term A Loan Applicable Prepayment Premium), reimbursements or indemnities then due to the Revolving Lenders (other than in respect of the Overadvances), the Term A Lenders and the Issuing Banks, as the case may be in connection with the First Lien Loans (other than the Overadvances) and Letter of Credit Obligations, as the case may be;

eight, ratably to pay any interest due in respect of Reimbursement Obligations;

ninth, ratably to pay interest due in respect of the First Lien Loans (other than the Overadvances);

tenth, ratably to pay or prepay principal outstanding on Reimbursement Obligations;

eleventh, ratably to pay or repay principal outstanding on the First Lien Loans (other than the Overadvances) and to provide Cash Collateral (to the extent not previously provided) for undrawn Letters of Credit and to the ratable payment of Hedging Obligations of the Lenders in respect of the First Lien Loans (other than the Overadvances) and Cash Management Obligations;

twelfth, to pay Obligations in respect of any fees, expenses, premiums (including the Term B Loan Applicable Prepayment Premium and/or Term B Loan Make-Whole Premium, as applicable), reimbursements or indemnities then due to the Term B Lenders in connection with the Term B Loans;

thirteenth, ratably to pay interest due in respect of the Term B Loans;

fourteenth, ratably to pay or prepay principal outstanding on the Term B Loans;

fifteenth, to the ratable payment of Hedging Obligations of the Lenders in respect of the Term B Loans;

sixteenth, to the ratable payment of all other Obligations and Related Obligations owing to the Lenders from the Company or any Subsidiary thereof; and

seventeenth, to the Company or such other Person entitled thereto under applicable law.”

(o) Section 13.4, “Amendments,” of the Credit Agreement is hereby amended by inserting the words “the Overadvance Maturity Date,” before the words “the Term A Loan Maturity Date” in clause (a) thereof.

(p) Section 14.3, “Defined Terms” of the Credit Agreement is hereby amended as follows:

(i) by amending and restating the definition of “Loans” in its entirety with the following:

“Loans” means, with respect to a Lender, such Lender’s portion of any Term Loans made pursuant to Section 1.2(a) hereof and such Lender’s portion of any Revolving Loans (including any Overadvances) made pursuant to Section 1.3(a) hereof, and collectively, all Term Loans and Revolving Loans (including any Overadvances).

(ii) By adding the following new defined terms in appropriate alphabetical order:

“Overadvance” is defined in Section 1.3(a).

“Overadvance Limit” means $2,000,000.

“Overadvance Maturity Date” means September 28, 2007.

“Third Amendment Effective Date” means September 11, 2007.

“Specified Events of Default” means those Events of Default existing on the Third Amendment Effective Date and arising under Section 8.13 of the Credit Agreement by reason of the Company’s failure to comply with (i) the Minimum EBITDA covenants contained in Section 8.13(a)(i) and Section 8.13(b)(i) therein for the Fiscal Quarter ended June 30, 2007, (ii) the Minimum Consolidated Gross Profit covenant contained in Section 8.13(a)(iv) therein for the Fiscal Quarter ended June 30, 2007 and (iii) the Minimum Net Worth covenants contained in Section 8.13(a)(vi) and Section 8.13(b)(vi) therein for the Fiscal Quarter ended June 30, 2007

(iii) By amending and restating the definitions of “Revolving Lenders”, “Revolving Loan Commitment” and “Revolving Loan” in their entirety with the following:

“Revolving Lenders” means, individually and collectively, the Lenders making the Revolving Loans (including any Overadvances), and “Revolving Lender” means any one of the foregoing.

“Revolving Loan Commitment” means, with respect to any Revolving Lender, the obligation of such Revolving Lender to make Revolving Loans (including, during the period from the Third Amendment Effective Date to the Overadvance Maturity Date, the obligation of such Revolving Lender to make Overadvances) and to participate in Letters of Credit pursuant to the terms and conditions hereof, which obligation shall not exceed the amount set forth opposite the heading Revolving Loan Commitment under such Revolving Lender’s name on Appendix A-3 attached hereto or in the Assignment and Acceptance by which it became a Revolving Lender, as modified from time to time pursuant to the terms hereof or to give effect to any applicable Assignment and Acceptance.

“Revolving Loan” is defined in Section 1.3(a)(i) and shall include any Overadvance made pursuant to Section 1.3(a)(ii).

3. Conditions of Effectiveness. All provisions of this Amendment shall become effective as of the Third Amendment Effective Date, upon satisfaction of all of the following conditions precedent:

(a) The Senior Administrative Agent shall have received duly executed counterparts (with sufficient copies for the Senior Administrative Agent, the Administrative Agent, each of the Lenders and the Company) of this Amendment executed by the Senior Administrative Agent, the Administrative Agent, each of the Lenders and the Company, with the consent of the Guarantors, and such other certificates, instruments, documents, and agreements as may be required by the Senior Administrative Agent, each of which shall be in form and substance satisfactory to the Senior Administrative Agent and its counsel; and

(b) The Company shall have paid to the Senior Administrative Agent the outstanding costs, expenses, fees and other amounts payable in accordance with Section 5.1(a) of the Credit Agreement, including the costs and expenses incurred in connection with this Amendment and the documents and transactions contemplated hereby.

(c) The representations contained in the immediately following paragraph shall be true and accurate.

4. Representations and Warranties. The Company represents and warrants to the Senior Administrative Agent, the Administrative Agent and each Lender as follows: (a) that after giving effect to this Amendment, each representation and warranty made by or on behalf of the Company and its Subsidiaries in the Credit Agreement and in the other Loan Documents is true and correct in all respects (other than, solely with respect to the Specified Events of Defaults, the representation in Section 7.11 of the Credit Agreement) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior to the date hereof; (b) the execution, delivery and performance by the Company and each Restricted Subsidiary, if applicable, of this Amendment and the Loan Documents, as the case may be, have been duly authorized by all requisite corporate or organizational action on the part of each such Person and will not violate any Constituent Document of such Person or any applicable law; (c) each of this Amendment and the Loan Documents and the Security Documents has been duly executed and delivered by the Company and each Restricted Subsidiary, as applicable, and each of this Amendment, the Credit Agreement as amended hereby, the Loan Documents and the Security Documents constitutes the legal, valid and binding obligation of such Person, enforceable against each such Person in accordance with the terms thereof; and (d) as of the Third Amendment Effective Date, no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default or a Potential Default, other than the Specified Events of Defaults.

5. Reference to and Effect on the Loan Documents. As of the Third Amendment Effective Date, each reference in the Credit Agreement to “Third Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders, the Senior Administrative Agent or the Administrative Agent may have hereunder or thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders, the Senior Administrative Agent or the Administrative Agent under or of any other term or provisions of the Credit Agreement or any Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders, the Senior Administrative Agent or the Administrative Agent.

6. Waiver and Release of All Claims and Defenses. As of the Third Amendment Effective Date, the Company hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Senior Administrative Agent, the Administrative Agent, each Lender, each Issuing Bank and any successors, assigns, directors, officers, shareholders, agents, employees, advisors and attorneys of any of the foregoing, (ii) the Obligations and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Senior Administrative Agent, the Administrative Agent, any Lender, any Issuing Bank and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim, counterclaim, offset, credit or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release. The Company hereby confirms that, as of the Third Amendment Effective Date, it has no Claims or defenses to this Amendment, the other Loan Documents and/or the Obligations, all of which are valid and enforceable according to their terms.

7. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS AMENDMENT ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS AMENDMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS AMENDMENT OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Senior Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Senior Administrative Agent of an executed counterpart of this Amendment.

9. Costs and Expenses, Indemnity. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Senior Administrative Agent and the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Senior Administrative Agent’s counsel and the Administrative Agent’s counsel with respect thereto. The Company agrees to indemnify the Senior Administrative Agent, the Administrative Agent, the Issuing Banks and the Lenders, and each of them and their respective directors, officers, employees, agents, financial advisors, and consultants from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Senior Administrative Agent, the Administrative Agent, the Issuing Banks and the Lenders, or any of them, in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other person or entity with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Amendment, the Credit Agreement or any other Loan Document, whether or not the Senior Administrative Agent, the Administrative Agent, any Issuing Bank or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified, as determined in a final, non-appealable judgment by a court of competent jurisdiction.

10. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

11. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

12. Patriot Act Notice. The Lenders and the Senior Administrative Agent hereby notify the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), they are required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow the Lenders and the Senior Administrative Agent to identify the Company in accordance with the Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company, the Senior Administrative Agent, the Administrative Agent and the following Lenders have hereunto set their hands as of the date first set forth above.

THE COMPANY:

DOMINION HOMES, INC.

By:	/s/ William G. Cornely
Its:	Executive VP and CFO

THE SENIOR ADMINISTRATIVE AGENT:

SILVER POINT FINANCE, LLC

By:	/s/ Richard Petrilli
Its:	Authorized Signatory

THE ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By:	/s/ Frederick G. Hadley
Its:	Senior Vice President

THE LENDERS:

SILVER OAK CAPITAL, L.L.C.

By:	/s/ Thomas M. Fuller
Its:	Authorized Signatory

FIELD POINT I, LTD.

By:	/s/ Richard Petrilli
Its:	Authorized Signatory

FIELD POINT IV, LTD.

By:	/s/ Richard Petrilli
Its:	Authorized Signatory

SPCP GROUP, L.L.C.

By:	/s/ Richard Petrilli
Its:	Authorized Signatory

GRAND CENTRAL ASSET TRUST, SIL SERIES

By:	/s/ Pam Gwin
Its:	Attorney-in-Fact

Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement

CONSENT OF GUARANTORS

Each of the undersigned, being a guarantor of the Company’s indebtedness to the Lenders pursuant to certain guaranty agreements executed and delivered to the Senior Administrative Agent, hereby consents and agrees to be bound by the terms, conditions and execution of the foregoing Amendment and hereby further agrees that (i) each of their obligations shall be continuing as provided in said guaranty agreements, and (ii) said guaranty agreements shall remain as written originally and continue in full force and effect in all respects. As of the Third Amendment Effective Date, each Guarantor further hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Senior Administrative Agent, the Administrative Agent, each Lender, each Issuing Bank and any successors, assigns, directors, officers, shareholders, agents, employees and attorneys of any of the foregoing, (ii) the Obligations, and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Senior Administrative Agent, the Administrative Agent, any Lender, any Issuing Bank and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of the above Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim, counterclaim, offset, credit or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release. Each of the undersigned hereby confirms that, as of the Third Amendment Effective Date, it has no Claims or defenses to this Amendment, the other Loan Documents and/or the Obligations.

DOMINION HOMES OF KENTUCKY GP, LLC		DOMINION HOMES REALTY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President	Its:	Vice President and Treasurer

ALLIANCE TITLE AGENCY OF KENTUCKY, LLC		RESOLUTION PROPERTY COMPANY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	President	Its:	Vice President and Treasurer

Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement

PRESERVE AT RACCOON CREEK, LLC		TANGLEWOOD INVESTMENT COMPANY LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	SVP and CFO of Dominion Homes, Inc., its sole Member	Its:	SVP and CFO of Dominion Homes, Inc., its sole Member

TANGLEWOOD DEVELOPMENT COMPANY LLC		DOMINION HOMES OF KENTUCKY, LTD.

		By:	Dominion Homes of Kentucky GP, LLC, its general partner

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	SVP and CFO of Dominion Homes, Inc., its sole Member	Its:	Vice President

Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement